Russell Investment Funds Prospectus

RUSSELL INVESTMENT FUNDS

Supplement dated September 13, 2012 to

PROSPECTUS DATED May 1, 2012

As Supplemented through August 15, 2012

I.  MULTI-STYLE EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Multi-Style Equity Fund in the Prospectus listed above:

•	Columbus Circle Investors
•	DePrince, Race & Zollo, Inc.
•	Institutional Capital LLC
•	Jacobs Levy Equity Management, Inc.
•	Mar Vista Investment Partners, LLC
•	Suffolk Capital Management, LLC
•	Sustainable Growth Advisers, LP

II.  AGGRESSIVE EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Aggressive Equity Fund in the Prospectus listed above:

•	Conestoga Capital Advisors, LLC
•	DePrince, Race & Zollo, Inc.
•	Jacobs Levy Equity Management, Inc.
•	RBC Global Asset Management (U.S.) Inc.
•	Ranger Investment Management, L.P.
•	Signia Capital Management, LLC

III.  MONEY MANAGER CHANGES: The following replaces the information in the section entitled “Money Manager Information” for the Multi-Style Equity and Aggressive Equity Funds in the Prospectus listed above:

Multi-Style Equity Fund

Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Mar Vista Investment Partners, LLC, 1150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025.

Suffolk Capital Management, LLC, 810 Seventh Avenue Suite 3600, New York, NY 10019.

Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Aggressive Equity Fund

Conestoga Capital Advisors, LLC, 259 N. Radnor-Chester Road., Radnor Court, Suite 120, Radnor, PA 19087.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

RBC Global Asset Management (U.S.) Inc., 100 South 5th Street, Suite 2300, Minneapolis, MN 55402-1230.

Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, TX 75201.

Signia Capital Management, LLC, 108 North Washington Street, Suite 305, Spokane, WA 99201.

36-08-438

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated September 13, 2012 to

Multi-Style Equity Fund

SUMMARY PROSPECTUS DATED May 1, 2012,

as Supplemented June 12, 2012 and August 15, 2012

I.        SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through September 13, 2012, and the Fund’s most recent shareholder report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.       MANAGEMENT: The following replaces the list of money managers in the sub-section entitled “Management” in the Summary Prospectus:

• Columbus Circle Investors	• Mar Vista Investment Partners, LLC
• DePrince, Race & Zollo, Inc.	• Suffolk Capital Management, LLC
• Institutional Capital LLC	• Sustainable Growth Advisers, LP
• Jacobs Levy Equity Management, Inc.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated September 13, 2012 to

Aggressive Equity Fund

SUMMARY PROSPECTUS DATED May 1, 2012,

as Supplemented June 12, 2012, August 7, 2012 and August 15, 2012

I.        SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through September 13, 2012, and the Fund’s most recent shareholder report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.       MANAGEMENT: The following replaces the list of money managers in the sub-section entitled “Management” in the Summary Prospectus:

• Conestoga Capital Advisors, LLC	• RBC Global Asset Management (U.S.) Inc.
• DePrince, Race & Zollo, Inc.	• Ranger Investment Management, L.P.
• Jacobs Levy Equity Management, Inc.	• Signia Capital Management, LLC

RUSSELL INVESTMENT FUNDS
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone (800) 972-0700
STATEMENT OF ADDITIONAL INFORMATION
Non-Funds of Funds
May 1, 2012, As Supplemented Through September 13, 2012
Russell Investment Funds (“RIF”) is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF has 10 investment portfolios, each referred to as a “Fund.” RIF offers Shares of beneficial interest in the Funds in multiple separate prospectuses.
The Funds serve as the investment base for a variety of insurance products (the “Policies”) to be issued by one or more insurance companies (each referred to herein as an “Insurance Company”).
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus dated May 1, 2012 and any supplements thereto. The Prospectus may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectuses.
This SAI incorporates by reference the Funds’ Annual Report to Shareholders for the year ended December 31, 2011. Copies of the Funds’ Annual Report accompany this SAI.
As of the date of this SAI, RIF is comprised of 10 Funds, five of those Funds are described in this SAI.
Fund	Ticker
Multi-Style Equity Fund	RIFAX
Aggressive Equity Fund	RIFBX
Global Real Estate Securities Fund*	RIFSX
Non-U.S. Fund	RIFCX
Core Bond Fund	RIFDX
*On May 1, 2011, the Real Estate Securities Fund was renamed the Global Real Estate Securities Fund.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIF was originally organized as a Maryland corporation and, on July 11, 1996, was reorganized as a Massachusetts business trust.
RIF is currently organized and operating under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, (the “Master Trust Agreement”) and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIF is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIF is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.
Under the Master Trust Agreement, RIF’s Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA.  However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the availability of these exclusions.  In order to maintain the exclusion under the amendments, a Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion.  Prior to the compliance date of the amendments, a Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.
Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF’s Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.
SHAREHOLDER MEETINGS.
RIF will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIF's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. On any matter which affects only a particular Fund , only Shares of that Fund are entitled to vote. There are no cumulative voting rights.
In connection with an exemptive order which RIF received from the SEC, it has committed to a “pass-through” voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIF, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIF’s Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder “controls” RIF. For a list of shareholders owning 5% or more of the voting Shares of any Fund or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIF and does not manage operations on a day-to-day basis. The officers of RIF, all of whom are employed by and are officers of RIMCo, the Funds' adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIF management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIF management, monitoring or evaluating the performance of the Funds' service providers, including RIMCo, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIF's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds' continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIF Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of nine Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIF's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIF's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIF's Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIF's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIF's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIF's Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIF's Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIF, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2011, the Audit Committee held four meetings.
RIF's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston, Cheryl Burgermeister and Sandra Cavanaugh. For the fiscal year ended December 31, 2011, the Investment Committee held four meetings.

RIF's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIF for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2011, the Nominating and Governance Committee held one meeting.
RIF paid $49,783 in the aggregate for the fiscal year ended December 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIF's officers and employees are paid by RIMCo or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 43 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the Independent Trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF
• Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
• Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	53	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	53	None
*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	53	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	53	• Director, Avista Corp (electric utilities); • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	53	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	53	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	53	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	53	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	53	None
*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	53	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC
• Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
• Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees	• President and CEO, RIC and RIF
• Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
• Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• 1999 to 2010 Assistant Secretary, RIC and RIF
• Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
• Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

Trustee Compensation Table
For The Fiscal Year Ended December 31, 2011
	Aggregate Compensation From RIF	Pension Or Retirement Benefits Accrued As Part Of RIF Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From RIF And Russell Fund Complex Paid To Trustees
INTERESTED TRUSTEES
Sandra Cavanaugh	0	0	0	0
Daniel P. Connealy	$6,759	0	0	$141,500
INDEPENDENT TRUSTEE
Thaddas L. Alston	$6,710	0	0	$140,500
Kristianne Blake	$9,848	0	0	$205,500
Cheryl Burgermeister*	N/A	N/A	N/A	N/A
Jonathan Fine	$6,019	0	0	$128,000
Raymond P. Tennison, Jr.	$6,441	0	0	$136,500
Jack R. Thompson	$6,019	0	0	$125,500
Julie W. Weston	$6,145	0	0	$130,500
TRUSTEES EMERITUS
George F. Russell, Jr.	0	0	0	0
Paul E. Anderson**	$1,842	0	0	$41,600
*	Ms. Burgermeister was elected to the Board of Trustees effective September 1, 2012.
**	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Russell Fund Complex
INTERESTED TRUSTEE
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Cheryl Burgermeister*	None	None
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None
Paul E. Anderson**	None	None

*	Ms. Burgermeister was elected to the Board of Trustees effective September 1, 2012.
**	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIF
SERVICE PROVIDERS.
Most of RIF's necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT.
FRC, the corporate parent of RIMCo, was responsible for organizing and reorganizing RIF and provides ongoing money manager research and trade placement services to RIF and RIMCo, as described in the Prospectus. Neither RIMCo nor RIF compensates FRC for its services.
FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.
As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIF, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.
FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution.
ADVISER.
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund.
RIMCo selects, subject to the approval of the Funds’ Board, money managers for the Funds, allocates Fund assets among money managers, oversees and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently at least 80%, of each Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund's liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCO may also manage portions of a Fund during transitions between money managers. RIMCo, as agent for RIF, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.
Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds' annual advisory percentage rates.)
RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
ADMINISTRATOR.
RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.
The following Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2011, 2010, and 2009, respectively:
		$ Amount Paid		Annual Rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$2,873,735	$2,717,357	$2,332,843	0.73%	0.73%	0.73%
Aggressive Equity	1,696,409	1,502,450	1,183,799	0.90	0.90	0.90
Global Real Estate Securities	3,955,132	3,581,738	2,509,123	0.80	0.80	0.80
Non-U.S.	3,252,336	2,949,565	2,467,443	0.90	0.90	0.90
Core Bond	2,804,598	2,435,075	1,883,375	0.55	0.55	0.55
RIMCo has contractually agreed to waive and/or reimburse a portion of its advisory fee for certain Funds, up to the full amount of its fee, to the extent the Fund’s operating expenses exceed specified limits imposed by RIMCo on an annual basis. Additionally, RIMCo has contractually agreed to reimburse certain Funds for all remaining expenses, after fee waivers, that still exceed their respective expense caps. These arrangements are not part of the Advisory Agreement with RIF and may be changed or discontinued.
RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
Current Waivers:
RIMCo agreed to certain waivers of its advisory fees as follows:
For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval.
For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval.
For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval.
Past Waivers:
For the Multi-Style Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,299,217 for the fiscal year ended December 31, 2009.
For the Aggressive Equity Fund, RIMCo had contractually agreed from May 1, 2009 through April 30, 2012 to waive 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $1,402,287 and $1,583,315 for the fiscal years ended December 31, 2010 and 2011, respectively
For the Aggressive Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,037,635 for the fiscal year ended December 31, 2009.
For the Global Real Estate Securities Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.80% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.10% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.10% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,509,123 for the fiscal year ended December 31, 2009.
For the Non-U.S. Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,752,927 and $3,035,514 for the fiscal years ended December 31, 2010 and 2011, respectively.
For the Non-U.S. Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,236,939 for the fiscal year ended December 31, 2009.
For the Core Bond Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.07% of its 0.55% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,125,156 and $2,447,649 for the fiscal years ended December 31, 2010 and 2011, respectively.
For the Core Bond Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,645,530 for the fiscal year ended December 31, 2009.
The expense caps and waivers as of December 31, 2009 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed by RIMCo	Total Expense Reduction
Multi-Style Equity Fund	0.87%	$ 33,626	—	$ 33,626
Aggressive Equity Fund	1.05	146,164	—	146,164
Global Real Estate Securities Fund	1.10	—	—	—
Non-U.S. Fund	1.15	230,504	—	230,504
Core Bond Fund	0.70	237,846	—	237,846
The expense caps and waivers as of December 31, 2010 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed by RIMCo	Total Expense Reduction
Multi-Style Equity Fund	N/A	$ ---	—	$ ---
Aggressive Equity Fund	N/A	100,163	—	100,163
Global Real Estate Securities Fund	N/A	—	—	—
Non-U.S. Fund	N/A	196,638	—	196,638
Core Bond Fund	N/A	309,919	—	309,919

The expense caps and waivers as of December 31, 2011 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed By RIMCo	Total Expense Reduction
Multi-Style Equity Fund	N/A	$ -	-	$ -
Aggressive Equity Fund	N/A	113,094	-	113,094
Global Real Estate Securities Fund	N/A	-	-	-
Non-U.S. Fund	N/A	216,822	-	216,822
Core Bond Fund	N/A	356,949	-	356,949
From its fee, RIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo for the years ended December 31, 2011, 2010 and 2009:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$2,093,375	$1,953,645	$1,675,398	0.53%	0.52%	0.52%
Aggressive Equity	960,052	864,890	674,242	0.51	0.52	0.51
Global Real Estate Securities	2,492,930	2,520,212	1,746,242	0.50	0.56	0.56
Non-U.S.	2,276,310	2,068,853	1,700,300	0.63	0.63	0.62
Core Bond	2,315,554	2,010,252	1,517,233	0.45	0.45	0.44
PORTFOLIO MANAGERS.
The RIMCo Managers (RIMCo’s employees who manage the RIF Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets.
Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
•	Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a fund that does not have 3 years of performance history. Performance for each fund is equally assessed relative to the fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”) . RIMCo Managers may be responsible for one or more funds. These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the fund. The RIMCo Manager does not choose the peer group. The peer group assigned by senior management matches the assigned Lipper peer group for all RIF Funds. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Multi-Style Equity	Russell 1000® Index Lipper® Large-Cap Core Funds (VIP) Average
Aggressive Equity	Russell 2500™ Index Lipper® Small-Cap Core Funds (VIP) Average Russell 2000® Index

Global Real Estate Securities	FTSE EPRA/NAREIT Developed Real Estate Index (net) Lipper® Real Estate Funds (VIP) Average
Non-U.S.	Russell Developed ex-US Large Cap Index (net)MSCI EAFE® Index Net (USD) Lipper® International Core Funds (VIP) Average
Core Bond	Barclays U.S. Aggregate Bond Index Lipper® BBB-Rated Corporate Debt Funds (VIP) Average
RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs . Russell's compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.
The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.
RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.
Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2011
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
Matthew Beardsley	None	Non-U.S. Fund
Keith Brakebill	None	Core Bond Fund
Jon Eggins	None	Aggressive Equity Fund
Bruce A. Eidelson	$10,001-$50,000	Global Real Estate Securities Fund
David Hintz	None	Multi-Style Equity Fund

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations.

Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of December 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Matthew Beardsley*	2	$7,788.0	5	$2,898.3	1	$509.0	$11,195.3
Keith Brakebill	3	$3,142.8	3	$1,561.8	--	--	$4,704.6
Jon Eggins	1	$1,412.0	4	$2,046.5	2	$531.6	$3,991.0
Bruce A. Eidelson	2	$2,330.6	6	$1,759.6	1	$772.1	$4,862.3
David Hintz	3	$3,804.5	12	$7,256.5	2	$336.2	$11,397.2
* The information provided for Mr. Beardsley is as of February 29, 2012.
MONEY MANAGERS.
The Funds' money managers are not affiliates of RIF or RIMCo, other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.
From its advisory fees , RIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended December 31, 2011, 2010 and 2009, fees paid to the money managers were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$ 780,360	$ 763,712	$657,445	0.20%	0.21%	0.21%
Aggressive Equity	736,357	637,560	509,557	0.39	0.38	0.39
Global Real Estate Securities	1,462,202	1,061,526	762,881	0.30	0.24	0.24
Non-U.S.	976,026	880,712	767,143	0.27	0.27	0.28
Core Bond	489,044	424,823	366,142	0.10	0.10	0.11
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIF has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
DISTRIBUTOR.
Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIF Shares. The Distributor receives no compensation from RIF for its services . The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIF. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169.

TRANSFER AND DIVIDEND DISBURSING AGENT.
RFSC serves as transfer and dividend disbursing agent for RIF. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIF. RFSC retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIF. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.
CODES OF ETHICS.
RIF, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIF, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIF or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.
VALUATION OF FUND SHARES.
The net asset value per share is calculated separately for each Fund on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday, except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each Fund by dividing the current value of the Fund’s assets less liabilities by the number of Shares of the Fund outstanding and rounding to the nearest cent.
The Global Real Estate Securities, Non-U.S. and Core Bond Funds’ portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES.
With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed– income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.
Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities.
International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.
Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.
Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
PRICING OF SECURITIES.
The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its Shares.
PORTFOLIO TRANSACTION POLICIES.
Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short–term trading profits. A Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. A Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that holding the security is no longer consistent with the investment strategies it pursues for the Fund.
The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio.
The Funds do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.
PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments. The variation in the portfolio turnover rate for the Global Real Estate Securities Fund is attributable to a change in the Fund's investment strategy from a predominantly U.S. based investment strategy to a global investment strategy.
The portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 were:
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Multi-Style Equity Fund	133%	105%
Aggressive Equity Fund	105	107
Global Real Estate Securities Fund	57	150
Non-U.S. Fund	49	49
Core Bond Fund	203	195
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds’ top ten portfolio holdings will be distributed to each shareholder (i.e. the insurance companies) no later than 15 calendar days after each month end. RIF’s shareholders may redistribute RIF’s top ten holdings to owners of variable insurance products for which RIF is an investment option.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co., LLC (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIMCo, as RIF's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIF's arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.
In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.
The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in a Fund's investment portfolio and for each Fund’s cash reserves.
The Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.
Recapture Services or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met.
Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended December 31, 2011, 2010, and 2009, the total brokerage commissions paid by the Funds were:
	Year Ended December 31,
	2011	2010	2009
Multi-Style Equity Fund	$580,276	$546,035	$739,055
Aggressive Equity Fund	354,261	348,458	540,994
Global Real Estate Securities Fund	729,424	983,683	902,886
Non-U.S. Fund	399,701	370,744	604,432
Core Bond Fund	31,306	23,930	22,047
The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
The Core Bond Fund normally does not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.
During the fiscal year ended December 31, 2011, approximately $203,837 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended December 31, 2011, 2010, and 2009 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	2,470	0.697%	0.853%
Total:	2,470	0.697%	0.853%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	68,015	11.721%	15.751%
Total:	68,015	11.721%	15.751%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	13,688	3.425%	2.976%
Total:	13,688	3.425%	2.976%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Aggressive Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	4,098	1.176%	0.811%
Total:			4,098	1.176%	0.811%
Multi-Style Equity Fund

Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
	RIMCo
		Russell Implementation Services, Inc.	28,315	5.186%	6.337%
Total:			28,315	5.186%	6.337%
Non-U.S. Fund
	RIMCo
		Russell Implementation Services, Inc.	2,335	0.630%	0.437%
Total:			2,335	0.630%	0.437%
Global Real Estate Securities Fund
	RIMCo
		Russell Implementation Services, Inc.	367,953	37.406%	40.920%
Total:			367,953	37.406%	40.920%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	38,392	7.097%	3.705%
Total:	38,392	7.097%	3.705%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	55,013	7.444%	3.682%
Total:	55,013	7.444%	3.682%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	192,635	31.87%	13.508%
Total:	192,635	31.87%	13.508%
Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	57,406	6.358%	5.046%
Total:	57,406	6.358%	5.046%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended December 31, 2011 for the Funds was 4.02%.
During the Funds’ fiscal year ended December 31, 2011, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of December 31, 2011, was as follows:
Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Barclays Capital, Inc.				2,605,310	1,730,825
BNY Mellon Securities LLC	2,261,776				76,250
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
Investment Technology Group, Inc.		175,122
J.P. Morgan Securities, Inc.	7,820,965				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	486,777	375,118
Knight Equity Markets LP		557,928

Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	910,826			700,000	22,701,802
Nomura Bank			1,616,579
UBS Securities LLC			1,570,000	2,389,911	599,004

Brokers by Principal (Zero Commissions)
Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Banc of America Securities LLC					28,158,118
Barclays Capital, Inc.				2,605,310	1,730,825
BNP Paribas					577,367
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
J.P. Morgan Securities, Inc.	13,038,456				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	973,554	375,118
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	1,558,390			700,000	22,701,802
UBS Securities LLC			1,570,000	2,389,911	599,004
Wells Fargo & Co.	8,030,984				8,370,745

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Global Real Estate Securities Fund. The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval).
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
As an open-end investment company registered with the SEC, the Funds are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC, and SEC staff, positions. Further, in accordance with these positions, with respect to certain kinds of derivatives, the Funds must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Funds must cover their open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market (net) obligations, if any (i.e., the Funds’ daily net liability, if any), rather than the notional value.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each of the Funds are provided in the Prospectus. The following table illustrates the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Fund	Principal Investments	Non-Principal Investments
Multi-Style Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Lending Portfolio Securities Rights and Warrants Convertible Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Aggressive Equity Fund	Common Stocks Depositary Receipts REITs Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
Non-U.S. Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	Lending Portfolio Securities
Illiquid and Restricted Securities
Rights and Warrants
Convertible Securities
Synthetic Foreign Equity/Fixed Income Securities
REITs
Investment Company Securities and Pooled Investment Vehicles

Fund	Principal Investments	Non-Principal Investments
Core Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Foreign Government Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds

The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multi-Style Equity, Aggressive Equity, Global Real Estate Securities, and Non-U.S. Funds, are referred to collectively as the “ Equity Funds.”
Investment Strategies and Portfolio Instruments.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. The Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
The Funds usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.
Each Fund invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund.
The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as, in the case of the Core Bond Fund, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.
Lending Portfolio Securities. RIF is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Funds may invest cash collateral received, at each Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1∕3% of total fund assets.
Risk Management. As described in the Prospectus, RIMCo may manage Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments.
Additionally, RIMCo may manage assets directly to modify a Fund’s portfolio characteristics as a means to manage a Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change a Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of that Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending Fund could result in reduced returns and/or additional borrowing costs.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Foreign Securities
Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.

Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, a Fund may tend to have a greater exposure to liquidity risk.
Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Core Bond Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Non-U.S. Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The Non-U.S. Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.
Debt Instruments and Money Market Instruments
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Core Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Core Bond Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Core Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–
dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Core Bond Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Corporate Debt Securities. The Core Bond Fund and the Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Core Bond Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Core Bond Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Core Bond Fund may invest in the securities described below.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. The Core Bond Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Risk Factors. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgate and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans, has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by a Fund may be issued by Private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Core Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors.
In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Core Bond Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Core Bond Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.
As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.
Brady Bonds. The Core Bond Fund may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Core Bond Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
High Risk Bonds. The Core Bond Fund and Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
The Core Bond Fund may be required by its Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.
Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.
In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Core Bond Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
Municipal Obligations and Bonds. The Core Bond Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.
Municipal Notes. The Core Bond Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Demand Notes. The Core Bond Fund may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments—Municipal Notes—Tax Free Participation Certificates.”)

The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Variable Amount Master Demand Notes. The Core Bond Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Core Bond Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Core Bond Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Core Bond Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Core Bond Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Core Bond Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price.
Funding Agreements. The Core Bond Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options And Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund's net assets).
Options On Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Fund.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.
A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund's net assets.
A Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash for liquidity purposes or, conversely, to reduce market exposure.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations On Use Of Futures And Options on Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund's total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).
When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets).
When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.
Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen—at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.
Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.
Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.
The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.
The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Core Bond Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Core Bond Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Core Bond Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, the Core Bond Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Core Bond Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.
As the seller of protection in a credit default swap, the Core Bond Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Core Bond Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Core Bond Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Core Bond Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Core Bond Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Core Bond Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Core Bond Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Core Bond Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if the Core Bond Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Core Bond Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Core Bond Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Core Bond Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Core Bond Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Core Bond Fund.
If the creditworthiness of the Core Bond Fund's swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Core Bond Fund. To limit the Counterparty risk involved in swap agreements, the Core Bond Fund will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Core Bond Fund will be able to do so, the Core Bond Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Core Bond Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.
A Fund may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
Under most swap agreements entered into by the Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund’s net assets.
Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the Non-U.S. Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
Taxes
Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund’s earnings and profits.
Diversification Requirements and Investor Control. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
Under current U.S. tax law, if a contract holder has excessive control over the investments made by a Fund, the contract holder, rather than the insurance company separate account, will be treated as the owner of the Fund shares and taxed currently on income and gains from the Fund. In other words, in such a case of “investor control” the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities. The application of the investor control doctrine is not entirely certain. Future guidance might pose additional restrictions on the Funds and could be applied retroactively. Such an event may have an adverse impact on the Funds and the contract holders.
Effect of Foreign Investments on Distributions. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

The Non-U.S. Fund may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. The Non-U.S. Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations.
Investment in PFIC Securities. If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”), the Fund intends to mark-to-market these securities and recognize any gain (as ordinary income) at the end of its fiscal year. Any mark to market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years.
Shareholders of PFICs may, under certain circumstances in which the mark-to-market treatment described above is not available, be subject to a deferred interest charge pursuant to section 1291 of the Code.
Any such changes, if imposed on a Fund, would result in Fund-level taxation
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products, certain tax-exempt entities, or certain other insurance-dedicated regulated investment companies.
Tax Consequences to Shareholders. Since it is expected that the shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows (for capital losses incurred in tax years beginning after December 22, 2010, Funds will generally be able to carry forward capital losses indefinitely):
Funds	12/31/16	12/31/17	TOTAL
Multi-Style Equity	$ —	$50,196,208	$50,196,208
Aggressive Equity	—	33,997,250	33,997,250
Global Real Estate Securities	—	24,647,989	24,647,989
Non-U.S.	$40,217,249	51,040,031	91,257,280

Money Manager Information
Multi-Style Equity Fund
Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.
DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.
Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Mar Vista Investment Partners, LLC is owned 51% by Silas Myers, 29% by Brian Massey and 10% by each of Jeff Prestine and Josh Honeycutt.
Suffolk Capital Management, LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company.
Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals.
Aggressive Equity Fund
Conestoga Capital Advisors, LLC is 100% employee owned and is controlled by William Martindale and Robert Mitchell through their individual ownership of 25% or more of Conestoga’s voting shares.
DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.
Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
RBC Global Asset Management (U.S.) Inc. is a wholly owned subsidiary of the Royal Bank of Canada, a publicly traded company.
Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.
Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%.
global Real Estate Securities Fund
AEW Capital Management LP is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).  Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.
Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public.
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

Non-U.S. Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of Old Mutual PLC, a UK based public company.
MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Pzena Investment Management LLC has as its sole managing member Pzena Investment Management, Inc., a publicly traded company.
William Blair & Company, L.L.C. is 100% employee owned with no one individual controlling more than 25%.
Core Bond Fund
Colchester Global Investors Limited (“Colchester”) is 51% employee owned. The remaining 49% is owned by Silchester Partners Limited, a private firm (“Silchester”). Ian Sims owns 25% of Colchester’s voting securities. No other individual owns more than 25% of Colchester’s voting securities. Silchester is controlled by Stephen Butt, with no other individuals owning more than 25% of Silchester’s voting securities.
Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.
Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal®). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ®, which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC.
Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation.
Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk.
Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics.
Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B –– Obligations rated B are considered speculative and are subject to high credit risk.
Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC –– An obligation rated CC is currently highly vulnerable to nonpayment.

C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
N.R.  –– An issuer designated N.R. is not rated.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Financial Statements
The 2011 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.

Appendix
At March 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares:
Multi-Style Equity Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 5.74%
Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 38.12%
Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.87%
Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 35.97%
Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 43.66%
Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 26.27%
Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 65.55%
Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.46%
Non U.S. Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 9.18%
Non U.S. Fund - RIF GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 6.63%
Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 32.00%
Core Bond Fund - RIF MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 5.27%
Core Bond Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 13.14%
Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 54.91%
Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 16.59%
At March 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.87%
Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 38.12%
Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 35.97%
Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 43.66%

Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 65.55%
Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 26.27%
Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 32.00%
Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.46%
Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 54.91%